EXHIBIT 1

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13G (including amendments thereto) with respect to the Class A common stock, par value $0.001 per share, of Charter Communications, Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this February 9, 2011.

This Schedule may be executed in two or more counterparts, any one of which need not contain the signature of more than one party, but all such parties taken together will constitute part of this Schedule.

(1)	Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(2)	Encore, LLC c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(3)	Crestview Partners, L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(4)	Crestview Partners (PF), L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(5)	Crestview Holdings (TE), L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(6)	Encore (ERISA), Ltd. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(7)	Crestview Partners, (ERISA) L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(8)	Crestview Offshore Holdings (Cayman), L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(9)	Crestview Partners GP, L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(10)	Encore II, LLC c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(11)	Crestview Partners II, L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(12)	Crestview Partners II (FF), L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(13)	Crestview Partners II (PF), L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(14)	Crestview Partners II (TE), L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(15)	Crestview Offshore Holdings II (Cayman), L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(16)	Crestview Offshore Holdings II (FF Cayman), L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(17)	Crestview Offshore Holdings II (892 Cayman), L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

(18)	Crestview Partners II GP, L.P. c/o Crestview, L.L.C. 667 Madison Avenue New York, NY 10065

Issuer & Ticker Symbol: Charter Communications, Inc. (CHTR)

Date of Event Requiring Statement: 12/31/2010

Crestview, L.L.C.

By:	/s/ Barry S. Volpert
	Name:	Barry S. Volpert

Encore, LLC

By:	/s/ Barry S. Volpert
	Name:	Barry S. Volpert
	Title:	Chief Executive Officer

Crestview Partners, L.P.
Crestview Partners (PF), L.P.
Crestview Holdings (TE), L.P.
Crestview Partners, (ERISA) L.P.
Crestview Offshore Holdings (Cayman), L.P.

By:  Crestview Partners GP, L.P, as General Partner
By: Crestview, L.L.C., as General Partner

By:	/s/ Barry S. Volpert
	Name:	Barry S. Volpert

Crestview Partners GP, L.P.

By: Crestview, L.L.C., as General Partner

By:	/s/ Barry S. Volpert
	Name:	Barry S. Volpert

Encore (ERISA), Ltd.

By:  Crestview Partners, (ERISA) L.P.
By: Crestview Partners GP, L.P, as General Partner
By: Crestview, L.L.C., as General Partner

By:	/s/ Barry S. Volpert
	Name:	Barry S. Volpert

Encore, LLC

By:	/s/ Barry S. Volpert
	Name:	Barry S. Volpert
	Title:	Chief Executive Officer

Crestview Partners II, L.P.
Crestview Partners II (FF), L.P.
Crestview Partners II (PF), L.P.
Crestview Partners II (TE), L.P.
Crestview Offshore Holdings II (Cayman), L.P.
Crestview Offshore Holdings II (FF Cayman), L.P.
Crestview Offshore Holdings II (892 Cayman), L.P.

By:  Crestview Partners II GP, L.P, as General Partner
By: Crestview, L.L.C., as General Partner

By:	/s/ Barry S. Volpert
	Name:	Barry S. Volpert

Crestview Partners II GP, L.P.

By:  Crestview, L.L.C., as General Partner

By:	/s/ Barry S. Volpert
	Name:	Barry S. Volpert